UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934 DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): May 14, 2018

Stewardship Financial Corporation
(Exact Name of Registrant as Specified in Charter)

New Jersey (State or other jurisdiction of incorporation)	1-33377 (Commission File Number)	22-3351447 (I.R.S. Employer Identification No.)

630 Godwin Avenue Midland Park, NJ (Address of principal executive offices)		07432 (Zip Code)

Registrant’s telephone number, including area code: (201) 444-7100 Not Applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Corporation held its Annual Meeting of Shareholders (the “Annual Meeting”) on May 14, 2018. A total of 7,230,224 shares of the Corporation’s common stock entitled to vote were present or represented by proxy at the Annual Meeting constituting a quorum for the transaction of business. The Corporation’s shareholders considered the proposals set forth in the Corporation’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 2, 2018 (the Proxy Statement”), and took the following actions with respect thereto:

Proposal 1: Election of Directors. The shareholders considered the nominees for election as directors named in the Proxy Statement and elected each of Wayne Aoki, William J. Vander Eems, Paul Van Ostenbridge and Kim Vierheilig to the Board of Directors of the Corporation to serve as a director for a three-year term expiring in 2021. The following are the results of the voting:

Name	For	Withheld	Broker Non-Votes
Wayne Aoki	5,146,482	655,132	1,428,610
William J. Vander Eems	5,470,888	330,726	1,428,610
Paul Van Ostenbridge	5,460,087	341,527	1,428,610
Kim Vierheilig	5,458,461	343,153	1,428,610

Proposal 2: Non-Binding Advisory Vote on Executive Compensation. The shareholders considered a proposal to approve, on a non-binding advisory basis, the compensation of certain executive officers of the Corporation as disclosed in the Proxy Statement. The proposal was approved by the shareholders. The following are the results of the voting:

Number of Votes
For	5,133,339
Against	120,091
Abstained	548,184
Broker Non-Votes	1,428,610

Proposal 3: Non-Binding Advisory Vote on Frequency of Holding an Advisory Vote on Executive Compensation. The shareholders considered a non-binding advisory proposal in the form of a resolution determining the frequency with which the shareholders should vote on the overall executive compensation of the Corporation's executive officers as described in the Corporation's Proxy Statement and adopted such resolution. The following are the results of the voting:

Number of Votes
1 Year	4,703,224
2 Years	189,417
3 Years	184,294
Abstained	724,679
Non Votes	1,428,610

Proposal 4: Ratification of Appointment of Independent Registered Public Accounting Firm. The shareholders considered a proposal to ratify the appointment of BDO as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The proposal was approved by the shareholders. The following are the results of the voting:

Number of Votes
For	7,176,720
Against	41,167
Abstained	12,337
Broker Non-Votes	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEWARDSHIP FINANCIAL CORPORATION

Date: May 15, 2018

	By:	/s/ Claire M. Chadwick
		Name:	Claire M. Chadwick
		Title:	Executive Vice President and Chief Financial Officer